EXHIBIT 99.1

CERTEGY INC.

LETTER OF TRANSMITTAL
Offer for All Outstanding
4.75% Notes Due 2008
CUSIP No. 156880 AA 4
CUSIP No. U15693 AA 9
in Exchange for
4.75% Notes Due 2008
CUSIP No. 156880 AC 0
Which Have Been Registered Under the Securities Act of 1933, as Amended
Pursuant to the Prospectus dated                             ,

THE REGISTERED EXCHANGE OFFER AND WITHDRAWAL PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 200      , UNLESS EXTENDED (THE “EXPIRATION DATE”)

The Exchange Agent (the “Exchange Agent”) for the Exchange Offer is:

SUNTRUST BANK

By Mail, Hand or Overnight Courier:	By Facsimile:
SunTrust Bank	SunTrust Bank
25 Park Place, 24th Floor	Corporate Trust Department, Kelly Mathis
Atlanta, GA 30303-2900	(404) 588-7355
Attention: Corporate Trust Department, Kelly Mathis

For Information or Confirmation by Telephone:

(404) 588-7063

      Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

      The undersigned hereby acknowledges receipt and review of the Prospectus dated                     ,           (the “Prospectus”) of Certegy Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange its 4.75% Notes due 2008 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 4.75% Notes due 2008 (the “Old Notes”), which have not been registered. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

      For each Old Note accepted for exchange, the Holder (as defined below) will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes. Accordingly, the Holders of Old Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Old Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment of interest on the Old Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer. The term “Holder” as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

      The Company reserves the right, at any time and from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Holders of the Old Notes of any extension by oral or written notice prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

      This Letter of Transmittal is to be used (a) if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by the Holder, (b) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through DTC Automated Tender Offer Program (“ATOP”), and an Agent’s Message (as defined below) is not delivered as provided below, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer — Guaranteed Delivery Procedures.”

      Any Holder of Old Notes who wishes to tender its Old Notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) its Old Notes, or (b) if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an Agent’s Message, in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

      Holders of Old Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Old Notes into the Exchange Agent’s account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” in the prospectus. See Instructions 1 and 3.

      Holders of Old Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Old Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Old Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant.

      Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (404) 588-7063, OR AT ITS ADDRESS SET FORTH ABOVE.

      Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety and comply with all of its terms.

      Please list below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF OLD NOTES TENDERED

	Aggregate*	Registered
Name(s) and Address(es) of Registered Holder(s)	Principal Amount	Numbers**

Attach separate schedule if necessary

*	Unless otherwise indicated, any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

**	Need not be completed by book-entry Holders.

TENDER OF OLD NOTES

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Number of Copies:

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that the Old Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old

Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, (ii) present such Old Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest, subject only to the right of withdrawal described in the Prospectus.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

      The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley Co. Inc., SEC No-Action Letter (available June 5, 1991), Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), and Shearman & Sterling SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders’ business and such Holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned hereby further represent(s) to the Company that (i) any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned is such person, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iv) neither the Holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned is a broker-dealer, such person has acquired the Old Notes as a result of market-making activities or other trading activities.

      If the undersigned or the person receiving the New Notes is a broker-dealer that is receiving New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an “underwriter” within the meaning of the Securities Act.

      The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the New Notes (i) the undersigned cannot rely on the position of the staff of the SEC in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

      If the undersigned or the person receiving the New Notes is an “affiliate” (as defined in Rule 405 under the Securities Act), the undersigned represents to the Company that the undersigned understands and acknowledges that the New Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the “The Exchange Offer — Procedures for Tendering,” such non-exchanged Old Notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after expiration or termination of the Exchange Offer.

      The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption “Exchange Offer — Expiration Date, Extensions, and Amendments,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus.

      The undersigned acknowledges that the Company’s acceptance of properly tendered Old Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of obligations under the Exchange Offer and registration rights agreement (referred to under the caption “The Exchange Offer — Purpose and Effect of the Exchange Offer in the Prospectus) and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

      By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

      Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions”

are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. In the case of book-entry delivery of Old Notes, the Exchange Agent will credit the account maintained by DTC with any Old Notes not tendered. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

PLEASE SIGN HERE

(All tendering holders of Old Notes must complete this Letter of Transmittal regardless of whether Old Notes are being physically delivered herewith)

(Complete the Accompanying Substitute Form W-9 Below)

      By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Old Notes listed above (or if nothing is indicated, with respect to the entire aggregate principal amount represented by the Old Notes described above).

      This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Old Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Old Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 3.

(Signature of Holder(s) of Old Notes)
(See Guarantee Requirement Below)

Dated:

Name:

Capacity (Full Title):

Address:

Area Code and Telephone Number:

MEDALLION SIGNATURE GUARANTEE

(If required. See Instructions 3)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

Area Code and Telephone Number:

Dated:

SPECIAL ISSUANCE INSTRUCTIONS

      Complete the information in the blanks below this paragraph ONLY if either (i) New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes not tendered for exchange are to be issued in the name of someone other than the undersigned or (ii) Old Notes tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained by DTC other than the account indicated above.

Issued to:

Name(s):

Address:

(including zip code)

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9, below)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

      Complete the information in the blanks below this paragraph ONLY if New Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for New Notes, or Old Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name(s):

Address:

(including zip code)

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9, below)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

      1. Delivery of this Letter of Transmittal and Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.

      All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Old Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

      Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely bases, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to the such procedures:

      (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent, i.e., the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchanges Medallion Signature Program);

      (b) prior to the Expiration Date, the exchange agent must have received from such Eligible Institution, at one of the addresses of the exchange agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agents account with DTC and an Agents Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

      (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agents account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

      Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus.

      All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

      2. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book Entry Transfer). Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

      3. Tender by Holder; Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures.

      Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

      If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the Holder of the Old Notes.

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes listed and tendered hereby and the Exchange Note(s) issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Notes. If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal. Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

      No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Registration Instructions” has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

      4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at DTC) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. A Holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC as such Holder may designate.

      5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

      6. Substitute Form W-9. Each tendering Holder (or other recipient of any New Notes) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the Holder’s Social Security or Federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all reportable payments, if any, until a TIN is provided to the Exchange Agent. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the attached “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9” for information on which TIN to report. The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligation regarding backup withholding.

      7. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not validly tendered or any Old Notes, the Company’s acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (which includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered Holders of Old Notes for failure to give such notice.

      8. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

      9. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

      10. Mutilated, Lost, Stolen, or Destroyed Old Notes. Any Holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      11. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

      12. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT TAX INFORMATION

      Under federal income tax law, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent with the Holder’s current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the Holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the Holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to a 31% back-up withholding tax.

      Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a “Form W-8”), signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8 can be obtained from the Exchange Agent. See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      Purpose of Substitute Form W-9. To prevent backup withholding on any payment made to a Holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer, the Holder is required to notify the Exchange Agent of the Holder’s current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

      What Number to Give the Exchange Agent. The Holder is required to give the Exchange Agent the TIN (e.g. Social Security number or Federal Employer Identification Number) of the registered owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

SUBSTITUTE FORM W-9

PAYOR’S NAME: CERTEGY INC.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — CERTIFICATION: Under penalties of perjury, I certify that:

Payor’s Request for Taxpayer Identification Number (“TIN”)	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me; and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.	Part 3 — Awaiting TIN ☐

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ______________________________  Date ______________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Give the
SOCIAL SECURITY
For this type of account:		number of—

1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor- trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietor account	The owner(4)

9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity is not designated in the account)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that received agricultural program payments	The public entity

(1)	List first and last name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner, either as an individual, business, or “doing business as” name.
(5)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application of a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

• A corporation.
• A financial institution.
• An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(F)(2).
• The United States or any agency or instrumentality thereof.
• A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
• A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
• An international organization or any agency of or instrumentality thereof.
• A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
• A real estate investment trust.
• A common trust fund operated by a bank under Section 584(a).
• An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).
• An entity registered at all times under the Investment Company Act of 1940.
• A foreign central bank of issue.
   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

• Payments to nonresident aliens subject to withholding under Section 1441.
• Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
• Payments of patronage dividends where the amount renewed is not paid in money.
• Payments made by certain foreign nations.
• Payments made to a nominee.
   Payments of interest not generally subject to backup withholding include the following:

• Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest if $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payee.
• Payments of tax-exempt interest (including exempt-interest dividends in Section 852).
• Payments described in Section 6049(b)(5) to non-resident alien.
• Payments on tax-free covenant bonds under Section 1451.
• Payments made by certain foreign organizations.
• Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

   Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045 and 6050A.

   Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.